UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 29, 2016

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	000-25020	77-0388249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1222 Vine Street, Paso Robles, CA 93446
(Address of Principal Executive Offices) (Zip Code)

805-369-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 29, 2016, Heritage Oaks Bank (the “Bank”), the wholly-owned subsidiary of Heritage Oaks Bancorp  (the “Company”), announced the termination by the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Business Oversight (“DBO”) of the Consent Order that was issued on October 29, 2014 relating to the Bank’s Bank Secrecy Act compliance program (“Termination Order”).

A copy of the press release issued by the Company is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1          Press release dated November 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp

Date: November 29, 2016	By:	/s/ Jason Castle
Jason Castle
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 29, 2016.